77Q1(a)

AMERICAN CENTURY MUTUAL FUNDS,
INC.

	ARTICLES OF AMENDMENT

	AMERICAN CENTURY MUTUAL
FUNDS, INC., a Maryland corporation whose principal Maryland office is located in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

	FIRST: The Corporation is registered as an open-end company under the Investment Company
Act of 1940.

	SECOND: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation of the Corporation ("Articles of Incorporation"), the Board of Directors of the Corporation has (i) duly approved increasing the number of shares of capital stock that the Corporation has the authority to issue to Twelve
Billion (12,000,000,000), and (ii) increased in some cases and decreased in some cases the number of shares of capital stock of certain series and classes that the Corporation has authority to issue in accordance with Section 2-105(c) of the Maryland
General Corporation Law (the "Reallocation").

	THIRD:  Immediately prior to the
Reallocation the Corporation had the authority to issue Eleven Billion One Hundred Million
(11,100,000,000) shares of capital stock. Following the Reallocation, the Corporation has the authority to issue Twelve Billion (12,000,000,000) shares of capital stock.

	FOURTH:  The par value of shares of the
Corporations capital stock before the Reallocation was, and after the Reallocation is, One Cent ($0.01) per share.

	FIFTH:  Immediately prior to the
Reallocation, the aggregate par value of all shares of stock that the Corporation was authorized to issue was One Hundred Eleven Million Dollars
($111,000,000). After giving effect to the Reallocation, the aggregate par value of all shares of stock that the Corporation is authorized to issue is One Hundred Twenty Million Dollars
($120,000,000).

	SIXTH:  Immediately prior to the
Reallocation, the number of shares allocated among the duly established classes of shares (each hereinafter referred to as a "Class") of the fourteen
(14) series of stock and the aggregate par value of each Class was as follows:


Series Name

Class Name
No. of Shares
Allocated
Aggregate
Par Value




Growth Fund
Investor
800,000,000
$8,000,000

Institutional
345,000,000
3,450,000

A
310,000,000
3,100,000

C
20,000,000
200,000

R
30,000,000
300,000

R6
50,000,000
500,000




Select Fund
Investor
300,000,000
3,000,000

Institutional
40,000,000
400,000

Series Name

Class Name
No. of Shares
Allocated
Aggregate
Par Value





A
75,000,000
750,000

C
25,000,000
250,000

R
50,000,000
500,000

R6
50,000,000
500,000




Ultra Fund
Investor
3,500,000,000
35,000,000

Institutional
200,000,000
2,000,000

A
100,000,000
1,000,000

C
50,000,000
500,000

R
50,000,000
500,000

R6
50,000,000
500,000




Heritage Fund
Investor
1,150,000,000
11,500,000

Institutional
120,000,000
1,200,000

A
510,000,000
5,100,000

B
35,000,000
350,000

C
85,000,000
850,000

R
40,000,000
400,000

R6
50,000,000
500,000




All Cap Growth Fund
Investor
200,000,000
2,000,000

Institutional
25,000,000
250,000

A
25,000,000
250,000

C
25,000,000
250,000

R
25,000,000
250,000




Balanced Fund
Investor
250,000,000
2,500,000

Institutional
15,000,000
150,000




New Opportunities Fund
Investor
200,000,000
2,000,000

Institutional
25,000,000
250,000

A
25,000,000
250,000

C
25,000,000
250,000

R
25,000,000
250,000




Capital Value Fund
Investor
200,000,000
2,000,000

Institutional
15,000,000
150,000

A
50,000,000
500,000




Veedot Fund
Investor
200,000,000
2,000,000

Institutional
100,000,000
1,000,000




Small Cap Growth Fund
Investor
165,000,000
1,650,000

Institutional
150,000,000
1,500,000

A
110,000,000
1,100,000

B
20,000,000
200,000


Series Name

Class Name
No. of Shares
Allocated
Aggregate
Par Value





C
20,000,000
200,000

R
20,000,000
200,000

R6
50,000,000
500,000




Fundamental Equity Fund
Investor
200,000,000
2,000,000

Institutional
25,000,000
250,000

A
150,000,000
1,500,000

B
25,000,000
250,000

C
50,000,000
500,000

R
10,000,000
100,000




NT Growth Fund
Institutional
300,000,000
3,000,000

R6
50,000,000
500,000




NT Heritage Fund
Institutional
150,000,000
1,500,000

R6
50,000,000
500,000




Focused Growth Fund
Investor
50,000,000
500,000

Institutional
10,000,000
100,000

A
10,000,000
100,000

C
10,000,000
100,000

R
10,000,000
100,000

	SEVENTH: Pursuant to authority expressly vested in the Board of Directors by Article FIFTH and Article SEVENTH of the Articles of Incorporation of the Corporation, the Board of Directors of the Corporation has (a) approved the amendments stated in Article SECOND above and
(b) has allocated Twelve Billion (12,000,000,000)
shares of the Twelve Billion (12,000,000,000) shares of authorized capital stock of the Corporation among the fourteen (14) series of stock of the Corporation and the various Classes of each as follows:


Series Name

Class Name
No. of Shares
Allocated
Aggregate
Par Value




Growth Fund
Investor
1,300,000,000
$13,000,000

Institutional
400,000,000
4,000,000

A
300,000,000
3,000,000

C
20,000,000
200,000

R
30,000,000
300,000

R6
80,000,000
800,000




Select Fund
Investor
300,000,000
3,000,000

Institutional
40,000,000
400,000

A
75,000,000
750,000

C
25,000,000
250,000

R
40,000,000
400,000

R6
50,000,000
500,000


Series Name

Class Name
No. of Shares
Allocated
Aggregate
Par Value




Ultra Fund
Investor
3,500,000,000
35,000,000

Institutional
200,000,000
2,000,000

A
100,000,000
1,000,000

C
40,000,000
400,000

R
50,000,000
500,000

R6
50,000,000
500,000




Heritage Fund
Investor
1,160,000,000
11,600,000

Institutional
120,000,000
1,200,000

A
510,000,000
5,100,000

B
30,000,000
300,000

C
85,000,000
850,000

R
40,000,000
400,000

R6
50,000,000
500,000




All Cap Growth Fund
Investor
225,000,000
2,250,000

Institutional
25,000,000
250,000

A
25,000,000
250,000

C
25,000,000
250,000

R
25,000,000
250,000




Balanced Fund
Investor
300,000,000
3,000,000

Institutional
20,000,000
200,000




New Opportunities Fund
Investor
200,000,000
2,000,000

Institutional
25,000,000
250,000

A
20,000,000
200,000

C
20,000,000
200,000

R
20,000,000
200,000




Capital Value Fund
Investor
200,000,000
2,000,000

Institutional
15,000,000
150,000

A
50,000,000
500,000




Veedot Fund
Investor
200,000,000
2,000,000

Institutional
100,000,000
1,000,000




Small Cap Growth Fund
Investor
165,000,000
1,650,000

Institutional
150,000,000
1,500,000

A
110,000,000
1,100,000

B
20,000,000
200,000

C
20,000,000
200,000

R
20,000,000
200,000

R6
50,000,000
500,000






Series Name

Class Name
No. of Shares
Allocated
Aggregate
Par Value




Fundamental Equity Fund
Investor
200,000,000
2,000,000

Institutional
25,000,000
250,000

A
150,000,000
1,500,000

B
20,000,000
200,000

C
50,000,000
500,000

R
20,000,000
200,000




NT Growth Fund
Institutional
420,000,000
4,200,000

R6
50,000,000
500,000




NT Heritage Fund
Institutional
275,000,000
2,750,000

R6
50,000,000
500,000




Focused Growth Fund
Investor
50,000,000
500,000

Institutional
20,000,000
200,000

A
15,000,000
150,000

C
15,000,000
150,000

R
15,000,000
150,000

	EIGHTH: Except as otherwise provided by
the express provisions of these Articles of Amendment, nothing herein shall limit, by inference or otherwise, the discretionary right of the Board of Directors to serialize, classify or reclassify and issue any unissued shares of any series or class or any unissued shares that have not been allocated to a series or class, and to fix or alter all terms thereof, to the full extent provided by the Articles of Incorporation.

	NINTH: A description of the series and
classes of shares, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions for redemption is set forth in the Articles of Incorporation and is not changed by these Articles of Amendment, except with respect to the creation and/or designation of the various series.

	TENTH:  The Board of Directors of the
Corporation duly adopted resolutions dividing into series and classes the authorized capital stock of the Corporation and allocating shares to each as set forth in these Articles of Amendment.

	ELEVENTH:	  The amendments to the Articles
of Incorporation as set forth above was approved by at least a majority of the entire Board of Directors of the Corporation and were limited to changes expressly authorized by Section 2-105(c)(12) or Section 2-605 of the Maryland General Corporation Law without action by the stockholders.



		IN WITNESS WHEREOF, AMERICAN CENTURY
MUTUAL FUNDS, INC. has caused these Articles of Amendment to be signed and acknowledged in its name and on its behalf by its Senior Vice President and attested to by its Assistant Secretary on this 11th day of June, 2015.

ATTEST:

AMERICAN CENTURY MUTUAL FUNDS,
INC.






/s/ Otis H. Cowan

/s/ Charles A. Etherington
Name:
Otis H. Cowan

Name:
Charles A. Etherington
Title
Assistant Secretary

Title:
Senior Vice President




	THE UNDERSIGNED SENIOR VICE
PRESIDENT OF AMERICAN CENTURY
MUTUAL FUNDS, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, as to all matters or facts required to be verified under oath, the foregoing
Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, those matters and facts, are true in all material respects under the penalties of perjury.


Dated:	June 11,
2015

/s/ Charles A. Etherington


Charles A. Etherington,
Senior Vice President